UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2009

CAPMARK FINANCIAL GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	333-146211	91-1902188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

116 Welsh Road Horsham, Pennsylvania		19044
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 328-4622

Not applicable.
(Former names or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On April 20, 2009, Capmark Financial Group Inc. (the “Company”) entered into Amendment No. 6 and Waiver to the Bridge Loan Agreement (“Bridge Loan Amendment 6”), among the Company, the financial institutions and other institutional lenders party thereto, and Citicorp North America, Inc., as administrative agent.  Bridge Loan Amendment 6 amends the Bridge Loan Agreement, dated as of March 23, 2006, among the Company, the financial institutions and other institutional lenders party thereto, and Citicorp North America, Inc., as administrative agent, as amended by Amendment No. 1 to the Bridge Loan Agreement dated as of December 7, 2006, Amendment No. 2 to the Bridge Loan Agreement dated as of June 30, 2008, Amendment No. 3 to the Bridge Loan Agreement dated March 23, 2009, Amendment No. 4 to the Bridge Loan Agreement dated March 24, 2009 and Amendment No.5 to the Bridge Loan Agreement dated April 9, 2009 (as amended, the “Bridge Loan Agreement”).  Bridge Loan Amendment 6 further extends the maturity date of the bridge loan to May 8, 2009 with respect to the holders of approximately 94% of the outstanding principal balance under the Bridge Loan Agreement (the “Extending Lenders”).

The Extending Lenders have also agreed to waive solely for the period beginning on April 20, 2009 through May 8, 2009, (a) any default arising directly from the Company’s failure to furnish to the lenders, (i) pursuant to the terms of Section 5.1(a) of the Bridge Loan Agreement, a copy of the audited consolidated balance sheet of the Company and its consolidated subsidiaries as at the end of fiscal year 2008 and the related audited consolidated statements of income and retained earnings and cash flows for such year, setting forth in each case in comparative form the figures for the previous year, (ii) the certificates required pursuant to Sections 5.2(a) and (b) of the Bridge Loan Agreement and (iii) any notice pursuant to Section 5.3 of the Bridge Loan Agreement with respect to the Bridge Loan Financial Covenant Non-Compliance Event of Default (the “Bridge Loan Reporting Non-Compliance Default”), and (ii) any event of default arising directly from the Company’s failure to maintain, pursuant to Section 6.1 of the Bridge Loan Agreement, the Total Consolidated Indebtedness to Total Capitalization at  the last day of each of the fiscal quarters ended December 31, 2008 and March 31, 2009 at a ratio not greater than 0.87 to 1.0, in each case without giving effect to ARB51, FIN 46(R) or FAS 66 in each case in relation to the Company’s affordable tax credit syndication business (the “Bridge Loan Financial Covenant Non-Compliance Event of Default”).

The Company paid a fee to each Extending Lender in an amount equal to 0.05% of the aggregate principal amount of such Extending Lender’s outstanding loans under the Bridge Loan Agreement.

Under the Bridge Loan Agreement, the failure to pay any amount at maturity may be declared an event of default by the Agent upon the request or direction of the Majority Lenders (as defined in the Bridge Loan Agreement).  Pursuant to Bridge Loan Amendment 6, the Majority Lenders waived any event of default arising directly from the Company’s failure to repay in full the principal amount of, and interest on, the loans of any non-Extending Lender until May 8, 2009.  The Majority Lenders also agreed to forbear (and to instruct the Agent to forbear) from exercising any right or remedy under the Bridge Loan Agreement as a result of the occurrence and continuance of an event of default arising from any such non-payment or as a result of the occurrence and continuance of a default arising from the Bridge Loan Reporting Non-Compliance Default and any event of default arising from the Bridge Loan Financial Covenant Non-Compliance Event of Default.

On April 20, 2009, the Company entered into a Waiver (the “Waiver”) to the Credit Agreement, dated as of March 23, 2006, among the Company, certain subsidiaries of the Company, the financial institutions and other institutional lenders party thereto, and Citibank N.A., as administrative agent, as amended by Amendment No. 1 to the Credit Agreement, dated as of April 17, 2007, and Amendment No. 2 to the Credit Agreement, dated as of June 30, 2008 (as amended, the “Credit Agreement”).

Pursuant to the Waiver, the required lenders under the Credit Agreement have agreed to waive (a) any default arising directly from the Company’s failure to furnish to the lenders, (i) pursuant to the terms of Section 5.1(a) of the Credit Agreement, a copy of the audited consolidated balance sheet of the Company and its consolidated subsidiaries as at the end of fiscal year 2008 and the related audited consolidated statements of income and retained earnings and cash flows for such year, setting forth in each case in comparative form the figures for the previous year, (ii) the certificates required pursuant to Sections 5.2(a) and (b) of the Credit Agreement and (iii) any notice pursuant to Section 5.3 of the Credit Agreement with respect to the Financial Covenant Non-Compliance Event of Default (the “Credit Agreement Reporting Non-Compliance Default”), and (b) any event of default arising directly from the Company’s failure to maintain, pursuant to Section 6.1 of the Credit Agreement, the Total Consolidated Indebtedness to Total Capitalization at the last day of each of the fiscal quarters ended December 31, 2008 and March 31, 2009 at a ratio not greater than 0.87 to 1.0, in each case without giving effect to ARB51, FIN 46(R) or FAS 66 in each case in relation to the Company’s affordable tax credit syndication business (the “Credit Agreement Financial Covenant Non-Compliance Event of Default”).  These waivers are effective through May 8, 2009.

The Company paid a fee to each lender executing the Waiver in an amount equal to 0.05% of the aggregate principal amount of such lender’s outstanding loans under the Credit Agreement.

The required lenders also agreed to forbear (and to instruct the Agent to forbear) from exercising any right or remedy under the Credit Agreement as a result of the occurrence and continuance of a default arising from the Credit Agreement Reporting Non-Compliance Default and any event of default arising from the Credit Agreement Financial Covenant Non-Compliance Event of Default.

The foregoing descriptions of Bridge Loan Amendment 6 and the Waiver do not purport to be complete and are qualified in their entirety by reference to the full texts of Bridge Loan Amendment 6 and the Waiver, copies of which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

A copy of the press release announcing the entry into Bridge Loan Amendment 6 is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

Amendment No. 6 to the Bridge Loan Agreement, dated as of April 20, 2009, among the Company, the financial institutions and other institutional lenders party thereto, and Citicorp North America, Inc., as administrative agent.

10.2

Waiver to the Credit Agreement, dated as of April 20, 2009, among the Company, certain subsidiaries of the Company, the financial institutions and other institutional lenders party thereto, and Citibank N.A., as administrative agent.

99.1	Press Release re: Bridge Loan Amendment 6 and the Waiver.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Capmark Financial Group Inc.

/s/ Thomas L. Fairfield
Date: April 21, 2009	Name:	Thomas L. Fairfield
	Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1

Amendment No. 6 to the Bridge Loan Agreement, dated as of April 20, 2009, among the Company, the financial institutions and other institutional lenders party thereto, and Citicorp North America, Inc., as administrative agent.

10.2

Waiver to the Credit Agreement, dated as of April 20, 2009, among the Company, certain subsidiaries of the Company, the financial institutions and other institutional lenders party thereto, and Citibank N.A., as administrative agent.

99.1	Press Release re: Bridge Loan Amendment 6 and the Waiver